GENERAL PARTNER'S POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS I, Alfred Feinman, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint any General Partner, or Brian C. Laux or James Vaccacio, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units, of each of the unit investment trusts to be known as Glickenhaus Value Portfolios, 1996 Equity Collection and subsequent series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 31st day of October, 1995.


                                                   /s/ ALFRED FEINMAN
                                                    Alfred Feinman

STATE OF NEW YORK                   )
                                    :
COUNTY OF NEW YORK                  )

                  On this 31st day of October, 1995 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                                                      /s/ ANNA MALLOZZI-RUDAN
                                                                Notary Public

                                                          Anna Mallozzi-Rudan
                                      Notary Public, State of New York
                                                        No. 41-4997426
                                            Qualified in Queens County
                                            Commission Expires June 8, 1996

310831.1

                                             GENERAL PARTNER'S POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS I, Seth M. Glickenhaus, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint any General Partner, or Brian C. Laux or James Vaccacio, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units, of each of the unit investment trusts to be known as Glickenhaus Value Portfolios, 1996 Equity Collection and subsequent series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 31st day of October, 1995.


                                                    /s/ SETH M. GLICKENHAUS
                                                        Seth M. Glickenhaus

STATE OF NEW YORK   )
                                    :
COUNTY OF NEW YORK  )

     On this 31st day of October, 1995 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                                    /s/ ANNA MALLOZZI-RUDAN
                                                              Notary Public

                                                         Anna Mallozzi-Rudan
                                             Notary Public, State of New York
                                                               No. 41-4997426
                                                    Qualified in Queens County
                                                Commission Expires June 8, 1996



310831.1

                                GENERAL PARTNER'S POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS I, Steven B. Green, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint any General Partner, or Brian C. Laux or James Vaccacio, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units, of each of the unit investment trusts to be known as Glickenhaus Value Portfolios, 1996 Equity Collection and subsequent series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 31st day of October, 1995.


                                                        /s/ STEVEN B. GREEN
                                                            Steven B. Green

STATE OF NEW YORK   )
                                    :
COUNTY OF NEW YORK  )

     On this 31st day of October, 1995 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                               /s/ ANNA MALLOZZI-RUDAN
                                                         Notary Public

                                                   Anna Mallozzi-Rudan
                                      Notary Public, State of New York
                                                        No. 41-4997426
                                            Qualified in Queens County
                                           Commission Expires June 8, 1996


310831.1

                               GENERAL PARTNER'S POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS I, Jeffrey L. Lederer, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint any General Partner, or Brian C. Laux or James Vaccacio, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units, of each of the unit investment trusts to be known as Glickenhaus Value Portfolios, 1996 Equity Collection and subsequent series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 31st day of October, 1995.


                                                 /s/ JEFFREY L. LEDERER
                                                     Jeffrey L. Lederer

STATE OF NEW YORK   )
                                    :
COUNTY OF NEW YORK  )

     On this 31 st day of October, 1995 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                            /s/ ANNA MALLOZZI-RUDAN
                                                      Notary Public

                                                Anna Mallozzi-Rudan
                                   Notary Public, State of New York
                                                     No. 41-4997426
                                         Qualified in Queens County
                                        Commission Expires June 8, 1996


310831.1